EXHIBIT 99.1
Contacts:

Michael Earley                                          Al Palombo
Metropolitan Health Networks                            Cameron Associates
Chairman & Chief Executive Officer                      Investor Relations
(561) 805-8500                                          (212) 245-8800 Ext. 209
mearley@metcare.com                                     al@cameronassoc.com


 METROPOLITAN HEALTH NETWORKS DETAILS PLANS OF ITS MEDICARE ADVANTAGE HMO LAUNCH

Company Positions Itself for Growth as it Expands its Managed Care Business in Florida

WEST PALM BEACH, FL, June 7, 2005 - Metropolitan Health Networks, Inc. (AMEX:MDF) (PCX:MDF) a provider of high quality, comprehensive healthcare services to Medicare beneficiaries in South and Central Florida, today discussed some of the underlying components of its strategy to launch its Medicare Advantage HMO through its wholly owned subsidiary, METCARE Health Plans, Inc. ("MHP").

"We have been evolving our company in this direction for some time," commented Michael Earley, Chairman and Chief Executive Officer of Metropolitan Health Networks. "Over the course of the last 30 months we have achieved significant efficiencies in all aspects of our operations, focused on the things we do best, and returned the company to profitability and stability. We are now directing our attention to top line revenue growth and the capture of market share for our company in areas where we see natural opportunities for expansion."

CMS information indicates that MHP's six targeted counties of Martin, St. Lucie, Okeechobee, Sarasota, Charlotte and Lee are home to nearly 360,000 residents eligible for Medicare coverage. Currently, approximately 22,300 of these Medicare beneficiaries are covered under a Medicare Advantage Plan, or only about 6%. This compares to Medicare Advantage participation nationwide of 13%, in Florida of 19%, and 29% and 38% in our current Daytona and South Florida Humana markets, respectively. The six targeted counties are served by anywhere from one to three Medicare Advantage plans today, which compares to South Florida counties each served by 10 or more plans.

Currently the average 2005 Medicare Advantage premium or Adjusted Average Per Capita Cost ("AAPCC") paid by CMS in our new markets is approximately $715 per member per month. This amount compares to the AAPCC of $678 in the Daytona market and $771 in South Florida's Palm Beach County. The actual premium paid per member can vary from the average rate depending on factors including sex, age and relative health status.

Recently, Metropolitan Health Networks reported that its wholly owned subsidiary, MHP, received its Certificate of Authority from the State of Florida to operate as a Medicare HMO on April 22, 2005. On May 27, 2005, MHP received notification that it was awarded a contract with the Centers for Medicare and Medicaid Services ("CMS") to operate a Medicare Advantage plan serving Medicare beneficiaries in six Florida counties, effective July 1, 2005.

"Our advertising campaign, utilizing print, radio, direct mail, and seminar presentations is expected to kick off in July," Earley stated. "Our sales efforts utilizing employed sales executives and the insurance brokerage communities in each local market will commence at the same time. These marketing and sales efforts will be supported by our administrative and data functions, our customer service capabilities and a comprehensive product website, all of which we anticipate will come online during the months of June and July."

MHP indicated that its Medicare Advantage product will be marketed and sold under the name, AdvantageCaresm. "In preparation for the launch of AdvantageCaresm, we have worked extensively with TURKEL, a Florida-based marketing and brand development firm to research our markets, help us target our consumers, and develop and test the AdvantageCaresm brand and positioning. In fact, our just-released 2004 Annual Report, available on our website, includes a peek of the AdvantageCaresm look on the back cover," remarked Earley.

Earley commented further, "To first apply and then be approved to operate a Medicare Advantage plan in these counties we had to contract a comprehensive network of physicians, ancillary service providers, and hospitals. While network development and management is a process of continuous improvement, today we have substantial networks in our six counties including approximately 110 primary care physician practices, more than 700 specialists and ancillary service providers, and ten hospitals."

"Although we have been in the Medicare managed care business for a number of years and have tremendous capabilities in managing and providing care, the development of our own HMO has required additional talent and skill sets to handle additional activities ranging from marketing and sales, to membership administration to claims processing," Earley stated. "To that end we have recruited a number of key executives to develop and manage these capabilities:

Key Management Hires:

      >> Ernest C. Cook, Jr., M.D., Chief Executive Officer of Metcare of Florida, Inc. Dr. Cook is responsible for the Company's operating unit that provides care to the company's existing Humana membership and to the new HMO members. Dr. Cook has 25 years of experience in administrative medicine and clinical patient care family practice. Prior to joining Metcare of Florida, Inc., Dr Cook was the Chief Medical Officer and Vice President of Clinical Innovation for Humana, Inc. with lead accountability for Humana's Commercial Clinical operations throughout it's Southeastern Region. He has also served as Vice President of Operations and Chief Medical Officer at Cogent Healthcare, Inc, a premier hospitalist inpatient care management company. Dr. Cook has proven administrative skills, clinical experience and expertise in managed care operations.

            >> John Van Wart, Senior Vice President, Sales and Marketing, METCARE Health Plans, Inc. John brings 20 years of health care experience to the company. John was recruited from Regence BlueShield where he was the Washington Manager of Consumer Sales. He was responsible for leading the success of the Individual, Dental, and Medicare product lines. He managed Consumer Sales, Marketing, and Enrollment as well as promotional campaigns for the State of Washington. Prior to joining Regence BlueShield, John served as Regional Director of Medicare Sales for Humana, Inc. in Florida's Daytona, Orlando and Jacksonville markets. As the Director, he earned national recognition for expanding Medicare membership and exceeding sales and membership goals.

            >> Dale Brown, Vice President, Business Solutions, METCARE Health Plans, Inc. Mr. Brown has over 15 years experience providing business solutions in the managed care market. He is responsible for providing business application configuration to effectively administer membership enrollment, benefit plans, provider demographics and contracts, claims adjudication and capitation payments at MHP. He is an expert in utilizing and managing Computer Science Corporation's Power MHS Managed Healthcare Information System, the technology platform underlying the HMO's administrative and data functionality. Dale began his career in the managed care information systems department at Nationwide Insurance HMO in 1990. He has since played an important leadership role in the success of several other managed care organizations including Cigna, where his team won the Platinum Award for the Y2K remediation of the core business application systems. Dale went on to successfully lead several managed care business application system conversions. He played the lead role in the consolidation and system integration of four disparate health plans in South Florida to form a single $2 billion company.

            >> Alejandro Alonso, Vice President, Finance, METCARE Health Plans, Inc. Alejandro has over 20 years of experience in the finance and management areas in the Florida health care industry with a focus on managed care. He is responsible for all financial matters for the HMO, in addition to providing analytical support to the Company's PSN operation. Alejandro began his career as a Financial Analyst at International Medical Center, which subsequently was acquired by Humana Medical Plan. He remained at that organization for more than twelve years, where he served as Associate Executive Director of Finance. He spent the following six years, managing groups of adult and pediatric physician practices for a managed care organization and a major children's hospital in the South Florida area. Prior to coming to MHP, Alejandro was the Vice President of Affiliated Provider Services at another major managed care organization in the South Florida market. He has also provided consulting services to specialty and primary care physician networks, diagnostic groups, and management services organizations ("MSO's").

"Our new executives, along with our core business management, medical professionals and staff, form a complete and experienced managed care team with deep roots in the senior and Florida markets," Earley stated.

In addition to recruiting new members to the management team, MHP reported that it has aligned itself with a number of important outside service providers with the necessary expertise in key business disciplines:

      >> TURKEL: Metropolitan Health Networks began working with TURKEL nearly a year ago as it developed the concept for its HMO. Founded in 1983, TURKEL (www.turkel.info) specializes in total brand management through comprehensive, ideas-driven strategies. The agency has achieved national recognition for it's creation of "Brain Darts" - simple, compelling, powerful communications that break through the clutter of today's busy advertising environments and build desire.

            >> HF/Management Services, LLC (HFMS): MHP has engaged HFMS to provide information technology, member services functions, enrollment processing, and provider directory production. HFMS is jointly owned by over 20 nationally recognized hospitals and medical centers. These hospitals and medical centers also own Healthfirst, a provider-owned managed care organization in New York City. HFMS provides complete Management Services Organization ("MSO") services to Healthfirst for all lines of business and has over 450,000 lives currently under management.

            >> Innoviant, Inc.: MHP has contracted with Innoviant to provide prescription management services. Innoviant spun off from former parent Wausau Benefits in August 2002. Innoviant manages group prescription programs for self-funded employers, third-party administrators and health plans, including taking responsibility for group setup, benefit structure, preferred products list management, customer service, and electronic claim processing. Innoviant offers its own national pharmacy network as well as retail and mail order services at reduced rates.

            >> Reden & Anders, Ltd.: The Company has been utilizing the services of Reden & Anders as it developed its HMO business plan. They have played an integral role in the regulatory application processes at both the state and federal levels. Reden & Anders is a national actuarial, clinical and management consulting firm specializing in financial and business decision support for the health care industry. They work with a full range of clients: managed care companies, insurance carriers, health care providers, employers, employer coalitions, medical device manufacturers and pharmaceutical companies.

      >> Practis, Inc.: AdvantageCaresm's website has been constructed and will be maintained by Practis. Founded in 1998, Practis, Inc. is a privately held web design and development firm located in Rochester, New York. Focused on providing award winning web site design services specifically to healthcare organizations nationwide, Practis brings their healthcare background, web design expertise and unparalleled customer service to a rapidly changing healthcare market.

            >> Holland & Knight LLP: MHP retained Holland & Knight as its primary regulatory counsel. Holland & Knight's responsibilities include counseling MHP on the various regulatory rules and regulations associated with licensing of an HMO in the State of Florida and ushering the various applications through the Florida state agencies. Holland & Knight is one of the nation's premier law firms with over 1,200 attorneys. Specifically, the Tallahassee office features an interesting diversity of practice areas, with emphasis on commercial and regulatory litigation, administrative law and legislative representation, appellate practice, health care practice, insurance, environmental law, constitutional law and state taxation.

      >> Hunton & Williams LLP: Metropolitan Health Networks is committed to the highest standards of corporate governance and compliance throughout its organization. In May of 2004, the Company identified Hunton & Williams as corporate and securities counsel to help implement and manage a comprehensive corporate and compliance framework. Hunton & Williams is over 100 years old, founded in 1901, with more than 850 attorneys in 17 offices serving clients in over 100 countries around the world. The Miami office of Hunton & Williams has 56 lawyers and one of the larger corporate practices in South Florida, receiving the South Florida Business Journal's 2005 Business of the Year Award in the legal services category. They are attorneys with a business focus - counseling their clients to help them execute their business strategies quickly and effectively.

Earley concluded, "We understood that in order to drive shareholder value we needed to bring our operational house in order and build a solid foundation on which to grow our organization. This includes maintaining and strengthening our excellent relationship with Humana. While the new HMO is an exciting venture, we still remain focused on, and are committed to, our core business of caring for nearly 27,000 Medicare Advantage member enrolled through Humana, Inc. Humana has been our business partner since the late 1990's and together we see the growth opportunities afforded for Medicare Advantage plans by the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") signed into law just 16 months ago. Together, we expect to see growth in our shared business. Nevertheless, we also needed to focus on a business segment in which we had the most expertise and which had potential for future growth. We believe that we now have the financial and human resources required to succeed in the launch of MHP's HMO and we are excited about the prospects of the Company's future. We will be working hard to roll out this business as quickly and efficiently as possible and look forward to reporting on our progress in quarters to come."

Conference Call Information:

The company's senior management will host a conference call to discuss the Company's plans for its wholly owned subsidiary's, MHP. Conference call details are as follows:

When:                 Tuesday, June 7, 2005, 11:00 a.m. (Eastern)

Web cast address:     http://www.streetevents.com, http://www.fulldisclosure.com

Dial-in Numbers:      (800)798-2801(domestic) or(617) 614-6205(international),
                              pass code # 53442413

Contact:              Al Palombo, Cameron Associates, (212) 245-8800 Ext. 209,
                                    al@cameronassoc.com

If you are unable to participate, an audio replay of the call will be available beginning two hours after the call and will be available until 11:59 p.m. on June 10, 2005, by dialing (888) 286-8010 (domestic) or (617) 801-6888
(international) using confirmation pass code 57413399.

About Metropolitan Health Networks, Inc.:

Metropolitan is a growing healthcare organization in Florida that provides comprehensive healthcare services for Medicare Advantage members and other patients in South and Central Florida. To learn more about Metropolitan Health Networks, Inc. please visit its website at http://www.metcare.com.

Forward Looking Statements:

Except for historical matters contained herein, statements made in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Without limiting the generality of the foregoing, words such as "may", "will", "to", "plan", "expect", "believe", "anticipate", "intend", "could", "would", "estimate", or "continue" or the negative other variations thereof or comparable terminology are intended to identify forward-looking statements.

Investors and others are cautioned that a variety of factors, including certain risks, may affect our business and cause actual results to differ materially from those set forth in the forward-looking statements. These risk factors include, without limitation, (i) pricing pressures exerted on us by managed care organizations and the level of payments we receive under governmental programs or from other payors; (ii) future legislation and changes in governmental regulations; (iii) the impact of Medicare Risk Adjustments on payments we receive for our managed care operations; (iv) our ability to successfully recruit and retain medical professionals; (v) our ability to successfully maintain the licensing of our HMO from the requisite state and federal regulatory agencies;(vi) our ability to fund and develop the necessary capabilities to successfully launch our HMO; (vii) the impact of Medicare Risk Adjustments on payments we receive for our managed care operations; and (viii) a loss of any of our significant contracts. The Company is also subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004.